UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2014

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-108818	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway Suite 500 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.	Results of Operations and Financial Condition.

On March 4, 2014, Summit Financial Services Group, Inc. (“Summit”) issued a press release announcing its financial results for the year ended December 31, 2013. The provision for income taxes set forth in the release was incorrectly stated. Accordingly, a revised press release was issued on March 10, 2014, which supersedes the prior release with the corrected information regarding Summit’s 2013 year end results. The revised press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Summit previously announced and filed a Form 8-K on November 18, 2013, that it had entered into an agreement and plan of merger (the “Merger Agreement”) with RCS Capital Corporation (“RCS”) and Dolphin Acquisition, LLC (“Merger Sub”), a newly formed wholly-owned subsidiary of RCS. ALTHOUGH NO ASSURANCE CAN BE GIVEN, THE MERGER IS EXPECTED TO CLOSE DURING THE SECOND QUARTER OF 2014.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995, as amended) which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Summit’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, plans for the operations of RCS and Merger Sub post-closing, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to RCS, Summit and Merger Sub post-closing, including regarding future dividends and market valuations, and other statements that are not historical facts, investor confidence and the performance of the securities markets, and the availability of suitable financial advisor candidates for Summit’s recruitment.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the merger, including, among other things, Summit shareholder approval and regulatory approval of the change in control of Summit’s FINRA-regulated broker-dealer subsidiary; market volatility; unexpected costs or unexpected liabilities that may arise from the merger, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Merger Agreement. Additional factors that may affect future results are contained in Summit’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Summit disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Important Additional Information Filed With the SEC

RCS plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction and Summit plans to file with the SEC and mail to their respective shareholders a proxy statement in connection with the proposed transaction, which will be included in RCS’s Registration Statement on Form S-4 (the “Proxy Statement/Prospectus”). THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT SUMMIT, RCS, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE, INCLUDING THE RISKS ASSOCIATED WITH THE MERGER, SUCH AS CERTAIN LIMITATIONS ON THE MANNER IN WHICH WE CAN CONDUCT OUR BUSINESS UNTIL THE CLOSING, THE LIKELIHOOD OF A SIGNIFICANT DROP IN THE PRICE OF OUR STOCK IF THE MERGER DOES NOT CLOSE, AND A MAY 30, 2014 DEADLINE TO CLOSE UNLESS CERTAIN CONDITIONS HAVE BEEN MET AND/OR WAIVED BY THE APPROPRIATE PARTY. THERE CAN BE NO ASSURANCE THAT EITHER PARTY WILL GRANT SUCH WAIVER(S) IN THE EVENT ALL OF THE CONDITIONS REQUIRED TO BE MET AS OF MAY 30 HAVE NOT BEEN MET. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Summit and RCS in connection with the proposed transaction through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and such other documents by phone, e-mail or written request by contacting the investor relations department of Summit or RCS as follows: Summit; Steven C. Jacobs, CFO, Summit Financial Services Group, Inc., sjacobs@summitbrokerage.com, Phone: (561) 338-2800; and RCS: Brian Jones, CFO, RCS Capital Corporation, bjones@rcscapital.com, Phone: (866) 904-2988.

Participants in the Solicitation

Summit, RCS and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Summit’s directors and executive officers is contained in Summit’s Form 10-K for the year ended December 31, 2012 and proxy statement dated October 8, 2012, which are filed with the SEC. Information regarding RCS’s directors and executive officers is contained in RCS’s prospectus filed with the SEC pursuant to Rule 424(b) (4) under the Securities Act of 1933, as amended, on June 6, 2013. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus to be filed with the SEC

Item 8.01.	Other Events.

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby included by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item

99.1	Press Release dated March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 10, 2014	/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman and Chief Executive Officer